FINANCIAL RISK MANAGEMENT - Capital Risk Management (Details) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Financial Instruments [Abstract]
Corporate borrowings	$ 610	$ 0
Non-recourse borrowings in subsidiaries of the partnership	23,166	22,399
Cash and cash equivalents	(2,743)	(1,986)	$ (1,949)	$ (1,106)
Net debt	21,033	20,413
Total equity	11,337	11,053	$ 6,494	$ 5,789
Total capital and net debt	$ 32,370	$ 31,466
Net debt to capitalization ratio	65.00%	65.00%